[LETTERHEAD OF FMC GOLD COMPANY]


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 and amendments thereto under the Securities Act of 1933, as amended, with respect to stock options and/or other awards granted or to be granted under the FMC Gold Company Long-Term Incentive Plan and the shares of common stock of the Company which may be issued pursuant to said awards; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski and R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day
                                                                        ----
of December, 1995.

                                                 /s/ STEVEN E. BAGINSKI
                                                 --------------------------
                                                 Steven E. Baginski

[LETTERHEAD OF FMC GOLD COMPANY]


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 and amendments thereto under the Securities Act of 1933, as amended, with respect to stock options and/or other awards granted or to be granted under the FMC Gold Company Long-Term Incentive Plan and the shares of common stock of the Company which may be issued pursuant to said awards; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski and R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day
                                                                        ----
of December, 1995.

                                                 /s/ ROBERT N. BURT
                                                 --------------------------
                                                 Robert N. Burt

[LETTERHEAD OF FMC GOLD COMPANY]



                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 and amendments thereto under the Securities Act of 1933, as amended, with respect to stock options and/or other awards granted or to be granted under the FMC Gold Company Long-Term Incentive Plan and the shares of common stock of the Company which may be issued pursuant to said awards; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski and R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 1995.

                                           /s/ L.D. Brady
                                          -------------------------------------
                                          L.D. Brady

[LETTERHEAD OF FMC GOLD COMPANY]



                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 and amendments thereto under the Securities Act of 1933, as amended, with respect to stock options and/or other awards granted or to be granted under the FMC Gold Company Long-Term Incentive Plan and the shares of common stock of the Company which may be issued pursuant to said awards; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski and R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 1995.

                                           /s/ NHA D. HOANG
                                          -------------------------------------
                                               Nha D. Hoang

[LETTERHEAD OF FMC GOLD COMPANY]



                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, FMC GOLD COMPANY, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 and amendments thereto under the Securities Act of 1933, as amended, with respect to stock options and/or other awards granted or to be granted under the FMC Gold Company Long-Term Incentive Plan and the shares of common stock of the Company which may be issued pursuant to said awards; and

     WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Corporation whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Corporation, to sign one or more of such documents;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints B.J. Kennedy, S.E. Baginski and R.L. Day, or any of them, his attorney for him and in his name, place and stead, and in each of his offices and capacities in the Company as may now or hereafter exist, to sign and file said Registration Statement and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 1995.

                                           /s/ BRIAN J. KENNEDY
                                          -------------------------------------
                                               Brian J. Kennedy